Exhibit 4.1

NUMBER	SHARES

 CUSIP NO. 92847T 20 9

Not Valid Unless Countersigned By The Transfer Agent.
Incorporated Under The Laws Of The State Of

NEVADA

Vi talStream®

H O L D I N G S, I N C.

Authorized Common Stock: 290,000,000 Shares
Par Value: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of VITALSTREAM HOLDINGS, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[CORPORATE SEAL]

Dated:

Secretary	Chief Executive Officer

PROGRESSIVE TRANSFER COMPANY, P.O. BOX 17561 / SALT LAKE CITY, UTAH 84117               COUNTERSIGNED & REGISTERED ___________________________
 COUNTERSIGNED Transfer Agent-Authorized Signature

The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations.
TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .....................Custodian....................
(Cust)                           (Minor)
Under Uniform Gifts to Minors

Act...........................................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(please print or typewrite name and address, including zip code, of assignee)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever

•     NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

***FOR MEDALLION GUARANTEE USE ONLY***